Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by geographic area	2026	2025	Total	Operations	Currency
U.S.	$14,959	13,708	9.1%	9.1	—
Europe	5,405	5,440	(0.6)	1.0	(1.6)
Western Hemisphere excluding U.S.	1,385	1,231	12.5	8.0	4.5
Asia-Pacific, Africa	3,650	3,614	1.0	1.0	0.0
International	10,440	10,285	1.5	1.8	(0.3)
Worldwide	$25,399	23,993	5.9%	6.0	(0.1)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by geographic area	2026	2025	Total	Operations	Currency
U.S.	$42,822	39,557	8.3%	8.3	—
Europe	16,979	15,937	6.5	2.3	4.2
Western Hemisphere excluding U.S.	3,987	3,604	10.6	4.5	6.1
Asia-Pacific, Africa	10,983	10,531	4.3	3.6	0.7
International	31,949	30,072	6.2	3.0	3.2
Worldwide	$74,771	69,629	7.4%	6.0	1.4
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
Sales to customers by segment of business	2026	2025	Total	Operations	Currency
Innovative Medicine
U.S.	$10,447	9,402	11.1%	11.1	—
International	6,310	6,161	2.4	3.0	(0.6)
	16,757	15,563	7.7	7.9	(0.2)
MedTech
U.S.	4,512	4,306	4.8	4.8	—
International	4,130	4,124	0.1	0.1	0.0
	8,642	8,430	2.5	2.5	0.0
U.S.	14,959	13,708	9.1	9.1	—
International	10,440	10,285	1.5	1.8	(0.3)
Worldwide	$25,399	23,993	5.9%	6.0	(0.1)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
Sales to customers by segment of business	2026	2025	Total	Operations	Currency
Innovative Medicine
U.S.	$29,297	26,655	9.9%	9.9	—
International	19,270	17,983	7.2	3.6	3.6
	48,567	44,638	8.8	7.4	1.4
MedTech
U.S.	13,525	12,902	4.8	4.8	—
International	12,679	12,089	4.9	2.2	2.7
	26,204	24,991	4.9	3.5	1.4
U.S.	42,822	39,557	8.3	8.3	—
International	31,949	30,072	6.2	3.0	3.2
Worldwide	$74,771	69,629	7.4%	6.0	1.4
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER
	2026		2025		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$25,399	100.0	$23,993	100.0	5.9
Cost of products sold	8,097	31.9	7,303	30.4	10.9
Gross Profit	17,302	68.1	16,690	69.6	3.7
Selling, marketing and administrative expenses	6,285	24.7	5,922	24.7	6.1
Research and development expense	4,652	18.3	3,672	15.3	26.7
In-process research and development impairments	339	1.4	—	—
Interest (income) expense, net	31	0.1	18	0.1
Other (income) expense, net	5,780	22.8	(478)	(2.0)
Restructuring	181	0.7	63	0.3
Earnings before provision for taxes on income	34	0.1	7,493	31.2	(99.5)
(Benefit from)/Provision for taxes on income	(176)	(0.7)	2,341	9.7	(107.5)
Net earnings	$210	0.8	$5,152	21.5	(95.9)

Net earnings per share (Diluted)	$0.09		$2.12		(95.8)

Average shares outstanding (Diluted)	2,448.6		2,428.6

Effective tax rate	(517.6)%		31.2%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$7,672	30.2	$8,436	35.2	(9.1)
Net earnings	$6,339	25.0	$6,801	28.3	(6.8)
Net earnings per share (Diluted)	$2.59		$2.80		(7.5)
Effective tax rate	17.4%		19.4%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS
	2026		2025		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$74,771	100.0	$69,629	100.0	7.4
Cost of products sold	24,254	32.4	22,288	32.0	8.8
Gross Profit	50,517	67.6	47,341	68.0	6.7
Selling, marketing and administrative expenses	18,751	25.1	16,923	24.3	10.8
Research and development expense	11,832	15.8	10,413	15.0	13.6
In-process research and development impairments	375	0.5	—	—
Interest (income) expense, net	136	0.2	(62)	(0.1)
Other (income) expense, net	6,405	8.6	(7,692)	(11.1)
Restructuring	247	0.3	144	0.2
Earnings before provision for taxes on income	12,771	17.1	27,615	39.7	(53.8)
Provision for taxes on income	1,792	2.4	5,927	8.6	(69.8)
Net earnings	$10,979	14.7	$21,688	31.1	(49.4)

Net earnings per share (Diluted)	$4.49		$8.94		(49.8)

Average shares outstanding (Diluted)	2,445.8		2,424.8

Effective tax rate	14.0%		21.5%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$24,153	32.3	$24,635	35.4	(2.0)
Net earnings	$20,034	26.8	$20,206	29.0	(0.9)
Net earnings per share (Diluted)	$8.19		$8.33		(1.7)
Effective tax rate	17.1%		18.0%
(1) See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	THIRD QUARTER		NINE MONTHS
(Dollars in Millions Except Per Share Data)	2026	2025	2026	2025
Net Earnings, after tax- as reported	$210	$5,152	$10,979	$21,688

Pre-tax Adjustments
Litigation related	5,519	15	6,116	(6,894)
Intangible Asset Amortization expense	1,240	1,048	3,732	3,435
Restructuring related [1]	195	168	533	302
Orthopaedics separation related	369	—	746	—
Acquisition, integration and divestiture related	(34)	97	142	475
(Gains)/losses on securities	10	(387)	(262)	(327)
IPR&D impairments	339	—	375	—
Other	—	2	—	29

Tax Adjustments
Tax impact on special item adjustments [2]	(1,677)	(168)	(2,469)	826
Tax legislation and other tax related	168	874	142	672
Adjusted Net Earnings, after tax	$6,339	$6,801	$20,034	$20,206
Average shares outstanding (Diluted)	2,448.6	2,428.6	2,445.8	2,424.8
Adjusted net earnings per share (Diluted)	$2.59	$2.80	$8.19	$8.33
Operational adjusted net earnings per share (Diluted)	$2.61		$8.04
Notes:
1In the fiscal second quarter of 2026, the Company initiated a supply chain restructuring program primarily in the Innovative Medicine segment to exit certain manufacturing locations as part of its optimization efforts to streamline operations. The program is expected to be substantially completed by the end of fiscal year 2029 with estimated costs between $650 - $750 million, and include site and supplier exit costs, decommissioning and asset impairment costs. Restructuring expenses of $74 million in the fiscal third quarter of 2026 ($274 million Q3 2026 YTD), were primarily related to asset impairments and exit costs.
In fiscal 2025, the Company initiated a restructuring program of its Surgery franchise within the MedTech segment to simplify and focus operations by exiting certain non-strategic product lines and optimize select sites across the network. Restructuring expenses of $80 million were recorded in the fiscal third quarter of 2026 ($194 million Q3 2026 YTD) and $128 million in the fiscal third quarter of 2025 ($157 million Q3 2025 YTD) primarily includes costs related to product exits. This program is expected to be substantially completed by the end of fiscal year 2026.
In fiscal 2023, the Company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $41 million in the fiscal third quarter of 2026 ($65 million Q3 2026 YTD) and $40 million in the fiscal third quarter of 2025 ($145 million Q3 2025 YTD) includes costs related to market and product exits. This program will be completed as of Q4 2026 at a total cost of approximately $1 billion.
2The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Third quarter 2026 actual vs. 2025 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	7.7%	2.5%	5.9%
U.S.	11.1%	4.8%	9.1%
International	2.4%	0.1%	1.5%

WW Currency	(0.2)	0.0	(0.1)
U.S.	—	—	—
International	(0.6)	0.0	(0.3)

WW Operational	7.9%	2.5%	6.0%
U.S.	11.1%	4.8%	9.1%
International	3.0%	0.1%	1.8%

All Other Acquisitions and Divestitures (A&D)	0.1	0.0	0.1
U.S.	0.0	0.0	0.0
International	0.2	0.0	0.1

WW Adjusted Operational Ex A&D	8.0%	2.5%	6.1%
U.S.	11.1%	4.8%	9.1%
International	3.2%	0.1%	1.9%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Nine months 2026 actual vs. 2025 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	8.8%	4.9%	7.4%
U.S.	9.9%	4.8%	8.3%
International	7.2%	4.9%	6.2%

WW Currency	1.4	1.4	1.4
U.S.	—	—	—
International	3.6	2.7	3.2

WW Operational	7.4%	3.5%	6.0%
U.S.	9.9%	4.8%	8.3%
International	3.6%	2.2%	3.0%

Caplyta	(0.6)		(0.4)
U.S.	(1.0)		(0.7)
International	0.0		0.0

All Other Acquisitions and Divestitures (A&D)	0.1	0.1	0.1
U.S.	0.0	0.1	0.0
International	0.2	0.0	0.1

WW Adjusted Operational Ex A&D	6.9%	3.6%	5.7%
U.S.	8.9%	4.9%	7.6%
International	3.8%	2.2%	3.1%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$4,267	3,468	23.0%	23.0%	—%
Intl	3,335	3,060	9.0	9.5	(0.5)
WW	7,602	6,529	16.4	16.7	(0.3)

DARZALEX
US	2,528	2,088	21.1	21.1	—
Intl	1,711	1,584	8.0	8.5	(0.5)
WW	4,239	3,672	15.4	15.6	(0.2)

CARVYKTI
US	472	396	19.4	19.4	—
Intl	238	128	85.3	84.1	1.2
WW	710	524	35.5	35.2	0.3

TECVAYLI
US	236	115	*	*	—
Intl	77	62	24.0	25.9	(1.9)
WW	312	177	76.6	77.3	(0.7)

TALVEY
US	112	85	31.6	31.6	—
Intl	59	37	62.9	66.9	(4.0)
WW	171	122	40.9	42.1	(1.2)

RYBREVANT / LAZCLUZE
US	201	136	47.9	47.9	—
Intl	119	61	94.5	98.3	(3.8)
WW	320	198	62.3	63.5	(1.2)

ERLEADA
US	423	378	11.8	11.8	—
Intl	600	558	7.7	7.7	0.0
WW	1,023	936	9.4	9.4	0.0

IMBRUVICA
US	145	211	(31.6)	(31.6)	—
Intl	420	483	(13.2)	(12.6)	(0.6)
WW	563	695	(18.8)	(18.4)	(0.4)

OTHER ONCOLOGY(3)
US	149	61	*	*	—
Intl	111	147	(24.4)	(23.9)	(0.5)
WW	262	207	26.3	26.7	(0.4)

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$2,804	2,676	4.8%	4.8%	—%
Intl	1,417	1,493	(5.1)	(4.8)	(0.3)
WW	4,221	4,168	1.3	1.4	(0.1)

TREMFYA
US	1,772	989	79.1	79.1	—
Intl	624	434	43.7	43.4	0.3
WW	2,396	1,424	68.3	68.2	0.1

SIMPONI / SIMPONI ARIA
US	269	309	(13.2)	(13.2)	—
Intl	299	377	(20.6)	(20.3)	(0.3)
WW	568	687	(17.3)	(17.1)	(0.2)

REMICADE
US	258	326	(20.8)	(20.8)	—
US Exports(4)	12	19	(37.1)	(37.1)	—
Intl	124	132	(6.2)	(7.5)	1.3
WW	394	476	(17.3)	(17.6)	0.3

STELARA
US	368	1,022	(64.0)	(64.0)	—
Intl	349	549	(36.5)	(35.5)	(1.0)
WW	716	1,570	(54.4)	(54.0)	(0.4)

OTHER IMMUNOLOGY
US	126	12	*	*	—
Intl	21	0	*	*	*
WW	147	12	*	*	*

NEUROSCIENCE
US	1,733	1,367	26.8	26.8	—
Intl	642	658	(2.4)	(1.7)	(0.7)
WW	2,375	2,024	17.3	17.6	(0.3)

SPRAVATO
US	559	405	37.9	37.9	—
Intl	66	53	22.7	21.4	1.3
WW	624	459	36.1	36.0	0.1

CAPLYTA
US	398	240	66.1	66.1	—
Intl	—	—	—	—	—
WW	398	240	66.1	66.1	—

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	739	664	11.4	11.4	—
Intl	258	267	(3.0)	(2.4)	(0.6)
WW	998	929	7.3	7.5	(0.2)

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CONCERTA / methylphenidate
US	$6	14	(56.3)%	(56.3)%	—%
Intl	138	127	8.1	8.9	(0.8)
WW	143	140	2.1	2.9	(0.8)
OTHER NEUROSCIENCE
US	32	46	(30.6)	(30.6)	—
Intl	180	210	(14.3)	(13.1)	(1.2)
WW	212	256	(17.3)	(16.2)	(1.1)
PULMONARY HYPERTENSION (PH)
US	588	815	(27.8)	(27.8)	—
Intl	309	300	2.9	4.1	(1.2)
WW	897	1,115	(19.5)	(19.2)	(0.3)

UPTRAVI
US	383	392	(2.2)	(2.2)	—
Intl	100	92	8.9	8.4	0.5
WW	483	484	(0.1)	(0.2)	0.1

OPSUMIT / OPSYNVI
US	193	409	(52.8)	(52.8)	—
Intl	179	168	5.9	7.8	(1.9)
WW	372	578	(35.7)	(35.2)	(0.5)

OTHER PULMONARY HYPERTENSION
US	12	13	(7.3)	(7.3)	—
Intl	30	39	(23.8)	(21.2)	(2.6)
WW	42	53	(19.7)	(17.7)	(2.0)

INFECTIOUS DISEASES (ID)
US	317	326	(2.7)	(2.7)	—
Intl	496	501	(1.2)	(0.1)	(1.1)
WW	813	829	(1.8)	(1.1)	(0.7)

EDURANT / rilpivirine
US	5	7	(31.6)	(31.6)	—
Intl	382	378	1.0	2.4	(1.4)
WW	386	385	0.4	1.8	(1.4)

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	307	315	(2.5)	(2.5)	—
Intl	74	81	(8.9)	(7.7)	(1.2)
WW	381	397	(3.8)	(3.6)	(0.2)

OTHER INFECTIOUS DISEASES
US	5	4	29.9	29.9	—
Intl	40	42	(6.2)	(7.9)	1.7
WW	46	47	(3.0)	(4.5)	1.5

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER (CVM)
US	$736	750	(1.9)%	(1.9)%	—%
Intl	112	149	(24.3)	(23.8)	(0.5)
WW	849	899	(5.6)	(5.5)	(0.1)

XARELTO
US	653	635	2.7	2.7	—
Intl	—	—	—	—	—
WW	653	635	2.7	2.7	—

OTHER
US	84	115	(27.2)	(27.2)	—
Intl	112	149	(24.3)	(23.8)	(0.5)
WW	197	264	(25.5)	(25.3)	(0.2)

TOTAL PH, ID, CVM
US	1,643	1,891	(13.2)	(13.2)	—
Intl	917	950	(3.5)	(2.5)	(1.0)
WW	2,560	2,843	(9.9)	(9.6)	(0.3)

TOTAL INNOVATIVE MEDICINE
US	10,447	9,402	11.1	11.1	—
Intl	6,310	6,161	2.4	3.0	(0.6)
WW	$16,757	15,563	7.7%	7.9%	(0.2)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$1,397	1,306	7.0%	7.0%	—%
Intl	910	908	0.2	(0.2)	0.4
WW	2,307	2,213	4.3	4.1	0.2

ELECTROPHYSIOLOGY
US	771	720	7.0	7.0	—
Intl	717	698	2.8	1.8	1.0
WW	1,487	1,418	4.9	4.4	0.5

ABIOMED
US	335	336	(0.3)	(0.3)	—
Intl	78	86	(10.4)	(6.5)	(3.9)
WW	412	423	(2.3)	(1.5)	(0.8)

SHOCKWAVE
US	261	220	18.8	18.8	—
Intl	64	59	9.3	11.2	(1.9)
WW	325	278	16.8	17.2	(0.4)

OTHER CARDIOVASCULAR
US	31	30	3.6	3.6	—
Intl	50	65	(21.9)	(23.1)	1.2
WW	81	95	(13.9)	(14.7)	0.8

SURGERY
US	1,070	1,031	3.7	3.7	—
Intl	1,459	1,511	(3.4)	(4.2)	0.8
WW	2,528	2,542	(0.6)	(1.0)	0.4

ADVANCED
US	500	477	5.1	5.1	—
Intl	654	688	(5.0)	(5.7)	0.7
WW	1,155	1,165	(0.9)	(1.3)	0.4

GENERAL
US	568	555	2.4	2.4	—
Intl	805	823	(2.2)	(3.0)	0.8
WW	1,373	1,378	(0.3)	(0.8)	0.5

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
VISION
US	$596	571	4.3%	4.3%	—%
Intl	865	828	4.4	5.6	(1.2)
WW	1,461	1,400	4.4	5.1	(0.7)

CONTACT LENSES / OTHER
US	465	456	1.9	1.9	—
Intl	588	562	4.7	6.2	(1.5)
WW	1,053	1,018	3.5	4.3	(0.8)

SURGICAL
US	132	116	13.6	13.6	—
Intl	276	266	3.8	4.3	(0.5)
WW	408	383	6.8	7.1	(0.3)

ORTHOPAEDICS
US	1,448	1,396	3.8	3.8	—
Intl	898	878	2.2	2.9	(0.7)
WW	2,345	2,274	3.2	3.4	(0.2)

HIPS
US	271	262	3.5	3.5	—
Intl	148	144	2.6	3.0	(0.4)
WW	419	405	3.1	3.3	(0.2)

KNEES
US	221	216	2.1	2.1	—
Intl	165	160	3.0	4.4	(1.4)
WW	386	377	2.5	3.1	(0.6)

TRAUMA
US	555	512	8.6	8.6	—
Intl	288	281	2.4	2.8	(0.4)
WW	844	793	6.4	6.5	(0.1)

SPINE, SPORTS & OTHER
US	401	406	(1.2)	(1.2)	—
Intl	296	293	1.3	2.0	(0.7)
WW	697	698	(0.1)	0.1	(0.2)

TOTAL MEDTECH
US	4,512	4,306	4.8	4.8	—
Intl	4,130	4,124	0.1	0.1	0.0
WW	$8,642	8,430	2.5%	2.5%	0.0%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
ONCOLOGY
US	$11,951	9,866	21.1%	21.1%	—%
Intl	10,030	8,652	15.9	11.9	4.0
WW	21,981	18,519	18.7	16.8	1.9

DARZALEX
US	7,171	5,934	20.9	20.9	—
Intl	5,239	4,514	16.1	11.9	4.2
WW	12,410	10,448	18.8	17.0	1.8

CARVYKTI
US	1,377	1,072	28.5	28.5	—
Intl	587	260	*	*	*
WW	1,964	1,332	47.4	45.5	1.9

TECVAYLI
US	549	334	64.4	64.4	—
Intl	225	160	40.6	37.7	2.9
WW	774	494	56.7	55.7	1.0

TALVEY
US	325	235	38.1	38.1	—
Intl	172	79	*	*	*
WW	497	314	58.3	57.5	0.8

RYBREVANT / LAZCLUZE
US	566	388	46.1	46.1	—
Intl	300	130	*	*	*
WW	866	518	67.4	67.5	(0.1)

ERLEADA
US	1,161	1,048	10.8	10.8	—
Intl	1,806	1,567	15.3	10.8	4.5
WW	2,967	2,615	13.5	10.8	2.7

IMBRUVICA
US	437	685	(36.3)	(36.3)	—
Intl	1,386	1,453	(4.7)	(8.7)	4.0
WW	1,822	2,139	(14.8)	(17.5)	2.7

OTHER ONCOLOGY(3)
US	365	171	*	*	—
Intl	314	488	(35.7)	(36.0)	0.3
WW	680	659	3.2	2.9	0.3

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
IMMUNOLOGY
US	$7,031	7,377	(4.7)%	(4.7)%	—%
Intl	4,414	4,492	(1.7)	(4.9)	3.2
WW	11,445	11,868	(3.6)	(4.8)	1.2

TREMFYA
US	4,279	2,384	79.5	79.5	—
Intl	1,771	1,181	49.9	44.7	5.2
WW	6,050	3,566	69.7	67.9	1.8

SIMPONI / SIMPONI ARIA
US	798	906	(11.9)	(11.9)	—
Intl	1,035	1,130	(8.4)	(11.4)	3.0
WW	1,833	2,036	(10.0)	(11.6)	1.6

REMICADE
US	742	923	(19.6)	(19.6)	—
US Exports(4)	40	63	(36.6)	(36.6)	—
Intl	372	413	(9.8)	(12.9)	3.1
WW	1,154	1,398	(17.5)	(18.4)	0.9

STELARA
US	924	3,081	(70.0)	(70.0)	—
Intl	1,188	1,768	(32.8)	(34.9)	2.1
WW	2,112	4,848	(56.4)	(57.2)	0.8

OTHER IMMUNOLOGY
US	249	21	*	*	—
Intl	48	0	*	*	*
WW	297	21	*	*	*

NEUROSCIENCE
US	4,886	3,712	31.6	31.6	—
Intl	2,001	2,011	(0.5)	(3.0)	2.5
WW	6,887	5,722	20.3	19.5	0.8

SPRAVATO
US	1,479	1,047	41.3	41.3	—
Intl	197	146	34.8	28.1	6.7
WW	1,676	1,193	40.5	39.7	0.8

CAPLYTA(5)
US	1,029	451	*	*	—
Intl	—	—	—	—	—
WW	1,029	451	*	*	—

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	2,235	2,021	10.6	10.6	—
Intl	816	804	1.5	(0.8)	2.3
WW	3,051	2,824	8.0	7.4	0.6

CONCERTA / methylphenidate
US	40	76	(47.3)	(47.3)	—
Intl	386	376	2.4	1.1	1.3
WW	425	452	(5.9)	(7.0)	1.1

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

OTHER NEUROSCIENCE
US	$104	119	(12.6)%	(12.6)%	—%
Intl	602	684	(12.0)	(14.5)	2.5
WW	706	803	(12.1)	(14.2)	2.1

PULMONARY HYPERTENSION (PH)
US	2,233	2,358	(5.3)	(5.3)	—
Intl	942	895	5.2	2.9	2.3
WW	3,175	3,253	(2.4)	(3.0)	0.6

UPTRAVI
US	1,154	1,139	1.3	1.3	—
Intl	306	272	12.7	7.9	4.8
WW	1,460	1,411	3.5	2.6	0.9

OPSUMIT / OPSYNVI
US	1,042	1,175	(11.3)	(11.3)	—
Intl	538	507	6.0	4.4	1.6
WW	1,580	1,682	(6.1)	(6.6)	0.5

OTHER PULMONARY HYPERTENSION
US	37	44	(15.5)	(15.5)	—
Intl	98	116	(15.6)	(15.3)	(0.3)
WW	135	160	(15.6)	(15.4)	(0.2)

INFECTIOUS DISEASES (ID)
US	959	961	(0.2)	(0.2)	—
Intl	1,506	1,472	2.3	(1.7)	4.0
WW	2,465	2,434	1.3	(1.1)	2.4

EDURANT / rilpivirine
US	15	21	(30.1)	(30.1)	—
Intl	1,131	1,082	4.5	0.6	3.9
WW	1,145	1,103	3.8	0.0	3.8

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	937	932	0.6	0.6	—
Intl	259	264	(1.9)	(6.2)	4.3
WW	1,196	1,196	0.0	(0.9)	0.9

OTHER INFECTIOUS DISEASES
US	7	8	(11.4)	(11.4)	—
Intl	116	126	(8.0)	(11.7)	3.7
WW	124	135	(8.2)	(11.7)	3.5

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)

CARDIOVASCULAR / METABOLISM / OTHER (CVM)
US	$2,235	2,381	(6.1)%	(6.1)%	—%
Intl	378	461	(17.9)	(20.9)	3.0
WW	2,614	2,842	(8.0)	(8.5)	0.5

XARELTO
US	1,959	1,946	0.7	0.7	—
Intl	—	—	—	—	—
WW	1,959	1,946	0.7	0.7	—

OTHER
US	276	435	(36.5)	(36.5)	—
Intl	378	461	(17.9)	(20.9)	3.0
WW	655	896	(26.9)	(28.5)	1.6

TOTAL PH, ID, CVM
US	5,428	5,700	(4.8)	(4.8)	—
Intl	2,826	2,828	(0.1)	(3.4)	3.3
WW	8,254	8,529	(3.2)	(4.3)	1.1

TOTAL INNOVATIVE MEDICINE
US	29,297	26,655	9.9	9.9	—
Intl	19,270	17,983	7.2	3.6	3.6
WW	$48,567	44,638	8.8%	7.4%	1.4%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR
US	$4,222	3,931	7.4%	7.4%	—%
Intl	2,866	2,698	6.2	3.4	2.8
WW	7,088	6,629	6.9	5.8	1.1

ELECTROPHYSIOLOGY
US	2,290	2,145	6.8	6.8	—
Intl	2,219	2,064	7.5	4.3	3.2
WW	4,509	4,209	7.1	5.6	1.5

ABIOMED
US	1,066	1,035	3.0	3.0	—
Intl	275	256	7.2	5.4	1.8
WW	1,340	1,291	3.8	3.5	0.3

SHOCKWAVE
US	771	659	17.0	17.0	—
Intl	194	169	14.8	15.1	(0.3)
WW	965	828	16.6	16.6	0.0

OTHER CARDIOVASCULAR
US	96	93	3.2	3.2	—
Intl	177	209	(15.0)	(17.7)	2.7
WW	273	302	(9.4)	(11.3)	1.9

SURGERY
US	3,210	3,076	4.3	4.3	—
Intl	4,483	4,417	1.5	(1.6)	3.1
WW	7,692	7,493	2.7	0.8	1.9

ADVANCED
US	1,476	1,411	4.7	4.7	—
Intl	1,991	1,991	0.0	(2.9)	2.9
WW	3,467	3,402	1.9	0.2	1.7

GENERAL
US	1,733	1,666	4.0	4.0	—
Intl	2,492	2,426	2.7	(0.6)	3.3
WW	4,225	4,092	3.3	1.3	2.0

See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2026	2025	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
VISION
US	$1,740	1,694	2.7%	2.7%	—%
Intl	2,537	2,354	7.8	6.3	1.5
WW	4,277	4,048	5.6	4.8	0.8

CONTACT LENSES / OTHER
US	1,378	1,337	3.1	3.1	—
Intl	1,669	1,565	6.6	5.5	1.1
WW	3,047	2,902	5.0	4.4	0.6

SURGICAL
US	363	358	1.4	1.4	—
Intl	867	789	10.0	8.0	2.0
WW	1,230	1,147	7.3	5.9	1.4
ORTHOPAEDICS
US	4,353	4,200	3.6	3.6	—
Intl	2,794	2,620	6.6	3.5	3.1
WW	7,146	6,820	4.8	3.6	1.2

HIPS
US	831	796	4.4	4.4	—
Intl	465	440	5.7	2.1	3.6
WW	1,296	1,235	4.9	3.6	1.3

KNEES
US	688	673	2.2	2.2	—
Intl	528	482	9.7	7.1	2.6
WW	1,216	1,155	5.3	4.2	1.1

TRAUMA
US	1,623	1,515	7.1	7.1	—
Intl	880	818	7.6	4.4	3.2
WW	2,504	2,333	7.3	6.2	1.1

SPINE, SPORTS & OTHER
US	1,211	1,216	(0.4)	(0.4)	—
Intl	920	881	4.5	1.5	3.0
WW	2,131	2,096	1.7	0.4	1.3

TOTAL MEDTECH
US	13,525	12,902	4.8	4.8	—
Intl	12,679	12,089	4.9	2.2	2.7
WW	$26,204	24,991	4.9%	3.5%	1.4%
Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Includes the sales of ZYTIGA which were previously disclosed separately
(4)Reported as U.S. sales
(5)Acquired with Intra-Cellular Therapies on April 2, 2025